UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025

Vera Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40407	81-2744449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 Sierra Point Parkway, Suite 1200
Brisbane, California		94005
(Address of principal executive offices)		(Zip Code)

(650) 770-0077

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	VERA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On November 6, 2025, Vera Therapeutics, Inc. (the “Company”) issued a press release announcing that data from the ORIGIN Phase 3 trial of atacicept in IgA nephropathy (“IgAN”) were presented as a featured late-breaking oral presentation during the opening plenary session of the American Society of Nephrology (“ASN”) Kidney Week 2025 and simultaneously published in The New England Journal of Medicine. The Company stated that participants treated with atacicept achieved a 46% reduction from baseline in proteinuria as measured by 24-hour urine protein-to-creatinine ratio (“UPCR”), with a statistically significant and clinically meaningful 42% reduction in UPCR compared to placebo (p<0.0001) at week 36. Proteinuria efficacy was consistent across prespecified subgroups of age, sex, race, region, baseline proteinuria, baseline eGFR, and baseline SGLT2i use. Atacicept treatment also led to improvements in secondary endpoints: Gd-IgA1 was reduced by 68% and hematuria was resolved in 81% of participants with baseline hematuria.

Across the ORIGIN program in IgAN, the safety profile of atacicept appears favorable, and comparable to placebo. In the ORIGIN 3 full analysis set, the incidence of adverse events was generally balanced between the atacicept and placebo groups, with fewer serious adverse events reported with atacicept (n=1 [0.5%]) than placebo (n=11 [5%]), and no safety signals indicating immunosuppression. There were no deaths in either treatment group. In connection with the press release and presentation at ASN, the Company compiled a corporate presentation (the “Presentation”) that includes slides with the data referenced above. The slides that reflect the above data and which are included in the Presentation are filed as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Slides from Vera Therapeutics’ Corporate Presentation, dated November 6, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vera Therapeutics, Inc.

Date: November 6, 2025	By:	/s/ Marshall Fordyce
Marshall Fordyce
Chief Executive Officer